YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF Trading Symbol: LFGY Listed on NYSE Arca, Inc. Summary Prospectus January 7, 2025 www.yieldmaxetfs.com

Before you invest, you may want to review the YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated December 2, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.yieldmaxetfs.com. You can also get this information at no cost by calling at (866) 864-3968 or by sending an e-mail request to info@yieldmaxetfs.com.

Investment Objective

The Fund’s primary investment objective is to seek current income. The Fund’s secondary objective is to seek capital appreciation via investments in a select portfolio of Crypto Industry and Technology Companies (defined below).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.99%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$101	$315

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks income and capital appreciation. The Fund’s strategy involves: (1) constructing a portfolio of U.S.-listed equity securities of Crypto Industry and Technology Companies (each, an “Underlying Security”) (the “Equity Strategy”) and (2) generating income through an options portfolio (the “Options Strategies”), which involve using options contracts on Underlying Securities and/or Crypto Industry and Technology ETFs (described below). The Fund will also maintain a minor allocation to cash or U.S. Treasuries, not exceeding ten percent of its total assets.

The Fund does not invest directly in any digital assets (like bitcoin). The Fund does not invest directly in derivatives that track the performance of any digital assets. The Fund does not invest in or seek direct exposure to the current “spot” or cash price of any digital assets. Investors seeking direct exposure to the price of a digital asset should consider an investment other than the Fund.

Equity Strategy

The Adviser selects the Crypto Industry and Technology Companies in which the Fund will invest. Crypto Industry and Technology Companies are companies engaged in crypto asset mining, blockchain technology development, crypto asset trading platforms, digital wallet services, decentralized finance (DeFi) platforms, smart contract technology, crypto asset hardware manufacturing, blockchain-as-a-service (BaaS), NFT-related platforms and services, and diversified financial services, payment processing, and technology providers within the crypto industry. To enable the Fund to effectively implement its Options Strategies, the Adviser evaluates the liquidity of a potential company’s common stock and the liquidity of its options contracts. The Fund may invest in companies of any market capitalization size. The Adviser will also evaluate price level and implied volatility (i.e., a measure of how much the market believes the price of a stock or other underlying asset will move in the future) when selecting companies for investment and will monitor for these factors when determining whether to select new companies or remove existing companies from the portfolio.

Crypto Industry and Technology Companies may include companies from foreign countries, including emerging markets. Underlying Securities may include depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in securities of companies with principal business activities in the industry, if any, assigned to Crypto Industry and Technology Companies.

The Fund’s equity portfolio will generally be comprised of between fifteen and thirty companies. Dividends, if any, paid by the Fund’s equity portfolio holdings will contribute to the Fund’s income generation. In addition, the Fund’s equity portfolio may provide capital appreciation. The Fund’s strategy may result in high portfolio turnover on an annual basis.

Options Strategies

The Fund seeks to generate income from engaging in the Options Strategies primarily using options contracts on some or all of its Underlying Securities. In particular, the Fund will receive income in the form of a premium when it writes (sells) an option. By selling options, the Fund will earn premiums from buyers who pay for the right to buy or sell the underlying asset at a predetermined price. The Adviser can implement the Options Strategies in various market conditions. Depending on the Adviser’s outlook, the Adviser will select one Options Strategy or a combination of Options Strategies that it believes will best provide the Fund with current income while generally also attempting to capture some upside appreciation (potential for increase in asset value). Additionally, the Adviser considers the performance of the underlying securities. In some instances, the aim is to generate additional gains if the underlying security increases in value, while, in other cases, the aim is to limit losses if the underlying security decreases in value. Further, depending on the Adviser’s assessment of one or more of the Underlying Securities’ options contracts (e.g., they are insufficiently liquid or too costly), the Fund may employ Options Strategies using options on an “Crypto Industry and Technology ETF” (i.e., a passively-managed, U.S.-listed ETF that seeks to track the performance of an Crypto Industry and Technology Index (described below)). The Fund’s use of Options Strategies with Underlying Securities or ETFs will always be covered (e.g., the Fund may do call or put spreads).

The Fund may be subject to different outcomes depending on the Options Strategies used. For example:

●	When writing a covered call (selling a call option on security the Fund already owns), the Fund might limit its potential for capital appreciation in exchange for premium income, which also provides some downside protection should the Underlying Security decline in value.

●	When selling a credit spread (writing a call option at one strike price and buying another call option at a higher strike price or writing a put option at one strike price and buying another put option at a lower strike price), the Fund might limit the potential loss compared to selling an option outright, by capping it at the difference between the strike prices minus the net premium received. In a best case scenario, the options expire worthless and the Fund retains the premium on the written option.

●	When selling a diagonal call spread (selling a call option with a nearer expiration date and buying a call option with a later expiration date at a different strike price), the Fund might benefit from the time decay (i.e., the reduction in an option’s value as the time to its expiration date approaches) of the nearer-term option. An option’s decay accelerates as its expiration date gets closer because there is less time for an investor to earn a profit from that option; however, there is no guarantee that the written option will expire worthless.

●	Using an Options Strategy such as cash-secured put selling (selling put options while holding enough cash to purchase the underlying security if assigned), the Fund can potentially buy securities at lower prices should the Underlying Security decline in value due to the premium received, or retain the premium if the Underlying Security remains the same or increases in value.

●	When selling calendar call spreads (selling a short-term option and buying a longer-term option at the same strike price), the Fund might benefit from the faster time decay of the short-term option. However, if the written option is exercised, the loss is offset by the premium received as well as the increase in value of the longer-term option.

●	When selling collars (selling a call option and buying a put option to protect against significant price movements), the Fund might be able to generate income from the premium received while limiting potential losses. In a best case scenario, the security’s share price falls below the put strike price, and the Fund gains the difference between the security’s share price and strike price. Otherwise, the Fund will experience losses that will be partially offset by the premium received on the written option.

These Options Strategies impact the risk-return profile of the Fund, potentially affecting volatility, income generation, upside capture (gain potential), and capital preservation (protecting value).

Additionally, the premiums the Fund receives from selling options are directly influenced by market volatility; higher volatility (larger price swings) typically results in higher premiums. Therefore, the Adviser analyzes market conditions to determine the timing and type of Options Strategies to employ to achieve the primary objective of current income. By strategically entering and exiting options positions, the Adviser seeks to enhance the Fund’s income potential.

Treasuries

In addition, the Fund will hold cash or short-term U.S. Treasury securities. These securities serve a dual purpose: providing collateral for the Options Strategies and contributing to the Fund’s income generation.

Why invest in the Fund?

●	The Fund seeks to generate income, which is not dependent on the value of the Underlying Securities.

●	The Fund seeks to participate in some of the potential gains experienced by increases in the share prices of the Underlying Securities.

The Fund is classified as “non-diversified” under the 1940 Act.

Under normal circumstances, the Fund will invest at least 80% of the value of its assets, plus borrowings for investment purposes, in the equity securities of Crypto Industry and Technology Companies and in options contracts on Crypto Industry and Technology Companies and on Crypto Industry and Technology ETFs. For purposes of the foregoing, the Fund defines a “Crypto Industry and Technology Company” as a company that derives 50% or more of its revenue in one or more of the following proprietary sectors: (i) crypto asset mining, (ii) blockchain technology development (e.g., companies providing infrastructure and tools for blockchain networks), (iii) crypto asset trading platforms, (iv) digital wallet providers, (v) decentralized finance (DeFi) platforms, (vi) companies involved in the development of smart contract technology, (vii) manufacturers and distributors of hardware related to crypto asset (e.g., mining rigs, hardware wallets, and other related equipment), (viii) companies providing blockchain-as-a-service (BaaS), (ix) interactive platforms and services related to NFTs (non-fungible tokens), and (x) diversified financial services, payment processing companies, and technology providers involved in the foregoing. The Fund defines an “Crypto Industry and Technology ETF” as a passively managed U.S.-listed ETF that seeks to track the performance of a Crypto Industry or Technology Index. Lastly, the Fund defines an “Crypto Industry or Technology Index” as a benchmark that tracks the performance of a selection of stocks from companies operating in the Crytpo Industry and/or technology sectors.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective.

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Crypto Industry Risk. Investing in the Crypto Industry involves substantial risks, including but not limited to market volatility, regulatory changes, technological obsolescence, and security vulnerabilities. Crypto Industry companies typically face significant volatility due to the nascent and rapidly evolving nature of the sector. High research and capital expenditures are common, which can result in substantial variability in profitability, or even sustained losses. The industry is intensely competitive, with technological advancements occurring at a rapid pace, potentially rendering existing products or services obsolete. These companies are heavily reliant on digital and intellectual property, including proprietary blockchain technology and cryptographic algorithms, and may be adversely affected by the loss, theft, or impairment of these assets. Furthermore, the Crypto Industry is subject to a complex and constantly changing legal, regulatory, and political landscape, which can have a substantial impact on the profitability and viability of companies within the sector. Regulatory actions or unfavorable legal rulings could significantly hinder operations or market access. Additionally, security breaches, hacking incidents, or failures in the underlying technology of a crypto asset or blockchain could have devastating effects on the issuer, particularly if the compromised asset or technology is central to the issuer’s business model. The Crypto Industry has been, and may continue to be, dependent on speculation. The identification and classification of Crypto Industry companies can be challenging, as the boundaries of the industry are often unclear and subject to interpretation.

o	Blockchain Risk. Companies involved in the crypto asset industry are subject to the risks associated with blockchain technology, the occurrence of which could negatively impact the value of such companies. These risks include (i) the risk that the integrity and viability of the consensus mechanism of the blockchain fails; (ii) the risk that the blockchain’s capacity to execute and settle transactions in a timely and predictable manner is compromised; (iii) the open source nature of blockchain technology which makes it vulnerable to being “forked” by users and miners/validators (i.e., creation of a new competing blockchain when a significant portion of the miners/validators adopts updates to the existing blockchain protocol); and (iv) development of so-called Layer 2 networks, including the “Lightning Network,” which are separate blockchains built on top of “Layer 1” blockchains, like the Bitcoin Blockchain, for the purpose of augmenting the throughput of the Layer 1 blockchain. Layer 2 blockchains are a relatively new and still developing technology and include certain risks, such as the potential for hacks, bugs or failures.

o	Crypto Asset Trading Platform Risk. Companies involved in the crypto asset industry are subject to the risks associated with crypto asset trading platforms. Crypto asset trading platforms and other trading venues on which crypto assets trade are relatively new and, in most cases, largely unregulated and may therefore be more exposed to market manipulation, fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Crypto asset trading platforms may (and in certain cases have) become subject to enforcement actions by regulatory authorities.

Technology Sector Risk. The Fund will invest substantially in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly move with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. The Fund may also write call and put options, which includes the risk that the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund for the written option, resulting in a loss to the Fund. Additionally, to the extent the Fund maintains indirect exposure to an Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Distribution Risk. As part of the Fund’s investment objective to provide current income, the Fund seeks to provide income distributions at least monthly, but may pay them more frequently. There is no assurance that the Fund will make a distribution in any given month. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date (i.e., the date by which you need to own a dividend-paying stock in order to receive the upcoming dividend payment). The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Concentration Risk. The Fund will be concentrated in securities of companies with principal business activities in the industry, if any, assigned to Crypto Industry and Technology Companies. To the extent that the Fund concentrates in a group of industries, it will be subject to the risk that economic, political, or other conditions that have a negative effect on that group of industries will negatively impact them to a greater extent than if its assets were invested in a wider variety of industries.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

Emerging Markets Risk. The Fund may invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value. It may also be more difficult to enforce contractual or shareholder rights in emerging market countries, which could negatively impact the Fund’s investments.

Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. The Fund may invest in unsponsored depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

Foreign Currency Risk. A Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to mid- and large-capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Market Events Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation (or expectations of inflation), deflation (or expectations of deflation), changes in the actual or perceived creditworthiness of issuers, general market liquidity, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.yieldmaxetfs.com.

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.yieldmaxetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.